UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2023

Jackson Financial Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40274	98-0486152
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1 Corporate Way, Lansing, Michigan	48951
(Address of principal executive offices)	(Zip Code)

(517) 381-5500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of Exchange on which registered
Class A Common Stock, Par Value $0.01 Per Share	JXN	New York Stock Exchange

Depositary Shares, each representing a 1/1,000th interest in a share of Fixed-Rate Reset Noncumulative Perpetual Preferred Stock, Series A	JXN PRA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 under the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of Shareholders (the “Annual Meeting”) on May 19, 2023. Set forth below are the final, certified voting results for each proposal presented at the Annual Meeting, as reported by American Election Services, LLC, the Company’s independent Inspector of Election.  The number of shares issued, outstanding and eligible to vote at the meeting as of the record date of March 24, 2023, was 81,049,492.

Of the 70,781,796 shares present in person or represented by proxy at the meeting:

The Company’s shareholders elected, with the respective votes set forth opposite their names, the following persons to the Company’s Board of Directors to hold office for a one-year term until the 2024 annual meeting of shareholders or until their successors are duly elected and qualified:

Director Nominee	For	Against	Abstain
Lily Fu Claffee	62,141,291	804,049	535,511
Gregory T. Durant	62,422,774	523,857	534,220
Steven A. Kandarian	61,219,520	1,728,533	532,798
Derek G. Kirkland	62,551,531	394,659	534,661
Drew E. Lawton	62,505,716	436,576	538,559
Martin J. Lippert	62,160,255	785,763	534,833
Russell G. Noles	62,554,952	390,648	535,251
Laura L. Prieskorn	62,534,828	412,766	533,257
Esta E. Stecher	61,949,677	999,051	532,123

Broker Non-Vote: 7,300,945

The Company’s shareholders ratified the appointment of KPMG LLP as Jackson Financial Inc.’s independent auditor for the fiscal year ending December 31, 2023. Voting results on this proposal were as follows:

For	Against	Abstain
67,954,980	1,904,051	922,765

The Company’s shareholders, by voting for a non-binding advisory proposal, approved the executive compensation of the Company’s named executive officers. Voting results on this proposal were as follows:

For	Against	Abstain	Broker Non-Vote
62,085,029	808,222	587,600	7,300,945

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL Document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JACKSON FINANCIAL INC.

Date: May 19, 2023	By:	/s/ Carrie L. Chelko
	Name:	Carrie L. Chelko
	Title:	Executive Vice President and General Counsel